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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 28, 2004


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            Texas                        0-25141                 76-0579161
(State or other Jurisdiction of   (Commission File Number)    I.R.S. Employer
  incorporation or organization                              Identification No.)


    9600 Bellaire Blvd., Suite 252
           Houston, Texas                                              77036
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (713) 776-3876


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Item 7. Financial Statements and Exhibits.

        Exhibits. The following materials are filed as exhibits to this Current
                  Report on Form 8-K:

        99.1 - Press Release issued by MetroCorp Bancshares, Inc. dated April 28, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

     On April 28, 2004, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its earnings for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      METROCORP BANCSHARES, INC.




Dated:  April 28, 2004                                By  /s/ Allen D. Brown
                                                      --------------------------
                                                      Allen D. Brown
                                                      President


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                                  EXHIBIT INDEX



Exhibit
Number        Description
-------       -----------

99.1          Press Release issued by MetroCorp Bancshares, Inc. dated April 28,
              2004.





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